Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Henry Gabbay, President and Principal Executive Officer of BlackRock Bond Allocation Target Shares (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 5, 2006	/s/ Henry Gabbay
Henry Gabbay, President and Principal Executive Officer

I, William C. McGinley, Treasurer and Principal Financial Officer of BlackRock Bond Allocation Target Shares (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 2, 2006	/s/ William C. McGinley
William C. McGinley, Treasurer and Principal Financial Officer